Exhibit 10.3(A)



                                                           [EXECUTION COPY]




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                            CUSTODIAL AGREEMENT


                                   among

                 CATERPILLAR FINANCIAL SERVICES CORPORATION

                          Originator and Servicer



                 CATERPILLAR FINANCIAL FUNDING CORPORATION

                                   Seller

                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A

                                   Issuer

                                    and


                     THE FIRST NATIONAL BANK OF CHICAGO

                      Indenture Trustee and Custodian



                          DATED AS OF MAY 1, 1996




============================================================================

TABLE OF CONTENTS

Page
- ----

ARTICLE I

DEFINITIONS

     Section 1.1.  Definitions  . . . . . . . . . . . . . . . . . . . .   2
     Section 1.2.  Interpretation of the Agreement  . . . . . . . . . .   2

                                 ARTICLE II

                           CUSTODIAL ARRANGEMENT

     Section 2.1.  Appointment as Custodian . . . . . . . . . . . . . .   2
     Section 2.2.  Maintenance of Office  . . . . . . . . . . . . . . .   3

                                ARTICLE III

                           CUSTODIAL ARRANGEMENT

     Section 3.1.  Transfer of Receivables; Delivery of Documents . . .   3
     Section 3.2.  Certification  . . . . . . . . . . . . . . . . . . .   4
     Section 3.3.  Release of Receivables Files . . . . . . . . . . . .   4
     Section 3.4.  Purchase; Payment In Full  . . . . . . . . . . . . .   5
     Section 3.5.  Other Duties of Custodian  . . . . . . . . . . . . .   5
     Section 3.6.  Access to Records  . . . . . . . . . . . . . . . . .   6
     Section 3.7.  Instructions; Authority to Act . . . . . . . . . . .   6

                                 ARTICLE IV

                   OWNERSHIP AND TRANSFER OF RECEIVABLES

     Section 4.1.  Transfer of Receivables  . . . . . . . . . . . . . .   6
     Section 4.2.  Substitution and Purchase of Receivables . . . . . .   7
     Section 4.3.  No Service Charge for Transfer of Receivables  . . .   7
     Section 4.4.  Defeasance . . . . . . . . . . . . . . . . . . . . .   7

                                 ARTICLE V

                                 CUSTODIAN

     Section 5.1.  Representations, Warranties and
                          Covenants of Custodian  . . . . . . . . . . .   8

     Section 5.2.  Charges and Expenses . . . . . . . . . . . . . . . .   9
     Section 5.3.  No Adverse Interests . . . . . . . . . . . . . . . .   9
     Section 5.4.  Inspections  . . . . . . . . . . . . . . . . . . . .  10
     Section 5.5.  Insurance  . . . . . . . . . . . . . . . . . . . . .  10
     Section 5.6.  Limitation of Liability  . . . . . . . . . . . . . .  10
     Section 5.7.  Indemnification  . . . . . . . . . . . . . . . . . .  10
     Section 5.8.  Further Rights of Custodian  . . . . . . . . . . . .  10

                                 ARTICLE VI

                          MISCELLANEOUS PROVISIONS

     Section 6.1.  Amendment  . . . . . . . . . . . . . . . . . . . . .  11
     Section 6.2.  Governing Law  . . . . . . . . . . . . . . . . . . .  11
     Section 6.3.  Notices  . . . . . . . . . . . . . . . . . . . . . .  11
     Section 6.4.  Severability of Provisions . . . . . . . . . . . . .  12
     Section 6.5.  No Partnership . . . . . . . . . . . . . . . . . . .  12
     Section 6.6.  Termination of Agreement . . . . . . . . . . . . . .  12
     Section 6.7.  Counterparts . . . . . . . . . . . . . . . . . . . .  12
     Section 6.8.  Assignment . . . . . . . . . . . . . . . . . . . . .  12
     Section 6.9.  Headings . . . . . . . . . . . . . . . . . . . . . .  12
     Section 6.10.  Advice of Counsel . . . . . . . . . . . . . . . . .  12
     Section 6.11.  No Petition . . . . . . . . . . . . . . . . . . . .  12
     Section 6.12.  Resignation of Custodian  . . . . . . . . . . . . .  13
     Section 6.13.  Limitation of Liability of
                          Indenture Trustee and
                          Owner Trustee   . . . . . . . . . . . . . . .  13


EXHIBIT A      Custodian Certification  . . . . . . . . . . . . . . . . A-1
EXHIBIT B      Request for Release of Documents . . . . . . . . . . . . B-1
EXHIBIT C      Transfer Certificate . . . . . . . . . . . . . . . . . . C-1

                            CUSTODIAL AGREEMENT
                            -------------------


          THIS CUSTODIAL AGREEMENT is made as of May 1, 1996, by and among CATERPILLAR FINANCIAL SERVICES CORPORATION (the "Originator"), CATERPILLAR FINANCIAL SERVICES CORPORATION, as Servicer (the "Servicer"), CATERPILLAR FINANCIAL FUNDING CORPORATION (the "Seller"), CATERPILLAR FINANCIAL ASSET TRUST 1996-A (the "Trust"), THE FIRST NATIONAL BANK OF CHICAGO, as Indenture Trustee under the Indenture (the "Indenture Trustee") and THE FIRST NATIONAL BANK OF CHICAGO, as Custodian ("Custodian").

                                  RECITALS
                                  --------

          WHEREAS, before the Closing Date the Originator is the owner of the Receivables.

          WHEREAS, pursuant to the Purchase Agreement, the Originator will sell the Receivables to the Seller.

          WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller will sell the Receivables acquired pursuant to the Purchase Agreement to the Trust.

          WHEREAS, pursuant to the Indenture, the Trust will Grant to the Indenture Trustee, as trustee for the benefit of the Noteholders (and to the extent set forth in the Sale and Servicing Agreement, the Certificateholders), all of the Trust's right, title and interest in, to and under the Receivables and the other assets of the Trust.

          WHEREAS, during such time as the Seller, the Trust or the Indenture Trustee owns or has an interest in the Receivables, such Person or Persons shall be referred to herein as the "Receivables Holder", and the Custodian shall hold all Receivables as bailee of the Seller, the Trust and the Indenture Trustee (for the benefit of the Noteholders and, to the extent set forth in the Sale and Servicing Agreement, the Certificateholders) during such time as such Person is a Receivables Holder. References in this Agreement to the Receivables Holder, when referring to transfers or possession of, or security interests in, Receivables, shall refer to Custodian, in its capacity as custodian for the benefit of such Receivables Holder.

          WHEREAS, in connection with the foregoing, the parties hereto desire to provide for the custody and management of the Receivables transferred pursuant to the Purchase Agreement, the Sale and Servicing Agreement and the Indenture (each, a "Transfer").

          WHEREAS, Custodian is a financial institution regulated by the Comptroller of the Currency of the United States.

          WHEREAS, the Originator, the Seller, the Trust and the Indenture Trustee, during such time as each such Person is a Receivables Holder, desire to have the Custodian (i) hold the Receivables as custodian for each such party, (ii) take possession of the Contracts and the Receivables Files related to the Receivables, along with certain other documents specified in this Agreement, as the custodian for, and bailee of, such Receivables Holder in accordance with the terms and conditions of this Agreement, and
(iii) retain possession of the Contracts and Receivables Files and such other documents as custodian for and bailee of the Indenture Trustee. Custodian is willing and able to perform the duties and obligations of a custodian and bailee as set forth herein.

          WHEREAS, Servicer will act as servicer of the Receivables pursuant to the Sale and Servicing Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Originator, the Servicer, the Seller, the Trust, the Indenture Trustee and Custodian hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

          Section 1.1.  Definitions.  Certain capitalized terms used in
                        -----------
this Agreement and not otherwise defined herein shall have the respective meanings assigned them in Article I of the Sale and Servicing Agreement dated as of May 1, 1996 (the "Sale and Servicing Agreement") among the Trust, the Seller and the Servicer or in Article I of the Indenture dated as of May 1, 1996 (the "Indenture") between the Trust and the Indenture Trustee. All references in this Agreement to Articles, Sections, Subsections and Exhibits are to the same contained in or attached to this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any certificate, notice or other document made or delivered pursuant hereto unless otherwise defined therein.

          Section 1.2.  Interpretation of the Agreement.  In interpreting
                        -------------------------------
any mistake or ambiguity contained herein, the parties hereto agree to resolve any such mistakes or ambiguities in favor of the Indenture Trustee (for the benefit of the Noteholders, and to the extent set forth in the Sale and Servicing Agreement, for the benefit of the Certificateholders).

                                 ARTICLE II

                           CUSTODIAL ARRANGEMENT

          Section 2.1.  Appointment as Custodian.  Subject to the terms and
                        ------------------------
conditions hereof, the Seller, the Trust and the Indenture Trustee (for the benefit of the Noteholders and, to the extent set forth in the Sale and Servicing Agreement, the Certificateholders), as their interests may appear, hereby appoint The First National Bank of Chicago, and The First National Bank of Chicago hereby accepts such appointment, as Custodian to maintain custody of the Receivables, the Contracts and the Receivables Files during such time as each such Person is a Receivables Holder.

          Section 2.2.  Maintenance of Office.  The Custodian agrees to
                        ---------------------
maintain each Receivables File identified in Section 3.03 of the Sale and Servicing Agreement and Section 2.04 of the Purchase Agreement at its office located at 3322 West End Avenue, 6th Floor, Nashville, Tennessee 37203-1071, or at such of its other offices in Tennessee as Custodian shall designate from time to time after giving the Originator, the Seller, the Trust, each of the Rating Agencies and the Indenture Trustee prior written notice, which office shall be maintained separate from the offices of the Originator, the Seller and the Servicer and shall be at all times under the exclusive dominion of the Custodian. None of the Custodian's employee's shall be employees of the Originator, the Seller, the Servicer or any of the Servicer's Affiliates.

                                ARTICLE III

                           CUSTODIAL ARRANGEMENT

          Section 3.1.  Transfer of Receivables; Delivery of Documents.  On
                        ----------------------------------------------
or before the Closing Date, the Originator shall deliver, or cause to be delivered, to Custodian, the Receivables Files referred to in Section 2.04 of the Purchase Agreement and Section 3.03 of the Sale and Servicing Agreement, including without limitation, the Original Contract evidencing each Receivable. Until the Closing Date and the occurrence of the initial Transfer described below, the Custodian shall hold the Receivables (including the Receivables Files) as custodian and bailee for the Originator.

          On the Closing Date, the Originator shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit C
                                                                ---------
evidencing the Transfer by the Originator to the Seller of the Receivables pursuant to the Purchase Agreement. Upon receipt of the Transfer Certificate duly executed by the Originator, the Custodian shall issue to the Seller a Custodian Certification (as defined below) (the "Seller's Custodian Certification"), as described in Section 3.2 below.
                                           -----------

          On the Closing Date, upon receipt of the Seller's Custodian Certification, the Seller shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit C (a "Transfer
                                           ---------
Certificate") evidencing the Transfer by the Seller to the Trust of the Receivables pursuant to the Sale and Servicing Agreement, together with the Seller's Custodian Certification. Upon receipt of the Transfer Certificate duly executed by the Seller and the Seller's Custodian Certification, the Custodian shall issue to the Trust a Custodian Certification (the "Trust's Custodian Certification"), as described in Section 3.2 below, and shall
                                           -----------
cancel the Seller's Custodian Certification.

          On the Closing Date, upon receipt of the Trust's Custodian Certification, the Trust shall deliver to the Custodian a Transfer Certificate in the form attached hereto as Exhibit C evidencing the
                                           ---------
Transfer by the Trust to the Indenture Trustee of the Receivables pursuant to the Indenture, together with the Trust's Custodian Certification. Upon receipt of the Transfer Certificate duly executed by the Trust and the Trust's Custodian Certification, the Custodian shall issue to the Indenture Trustee a Custodian Certification (the "Trustee's Custodian Certification"), as described in Section 3.2 below, and shall cancel the Trust's Custodian
             -----------
Certification.

          Custodian hereby acknowledges receipt of the Purchase Agreement, the Sale and Servicing Agreement and the Indenture. Custodian further acknowledges that, on the Closing Date and pursuant to this Agreement, the Purchase Agreement, the Sale and Servicing Agreement and the Indenture, Custodian will be given possession of the Receivables Files relating to the Receivables constituting a portion of the Collateral, each of which Receivables will be described specifically on Schedule A to each of the Purchase Agreement, the Sale and Servicing Agreement and the Indenture, a copy of which will be delivered to Custodian simultaneously with the delivery of the Receivables Files relating thereto. On and after the Closing Date and the completion of the Transfers described above, and so long as this Agreement shall remain in effect, Custodian shall hold the Receivables Files now and hereafter, from time to time, in its sole custody and control as custodian for and bailee of the Indenture Trustee, as trustee for the benefit of the Noteholders and the Certificateholders (as their interests may appear), unless and until released from the lien of the Indenture and otherwise in accordance with the Sale and Servicing Agreement, in which event, Custodian shall hold the Receivables and the Receivables Files as trustee and bailee for the benefit of the applicable Receivables Holder.

          Section 3.2.  Certification.  Upon delivery to Custodian of the
                        -------------
Receivables Files, as specified in Section 3.1, Custodian shall review the
                                   -----------
same on account of the Indenture Trustee in accordance with the terms of
Section 3.05 of the Sale and Servicing Agreement and (subject to Section
                                                                 -------
4.1 hereof) shall confirm to the Indenture Trustee that all the documents
- ---
in the Receivables Files required to be delivered under Section 3.1 (being
                                                        -----------
the documents described in Section 3.03 of the Sale and Servicing Agreement) have been delivered. Custodian shall hold such documents on behalf of the Indenture Trustee pursuant to this Agreement. Upon consummation of a Transfer in accordance with Article IV hereof, Custodian
                                              ----------
shall, with respect to the Receivables transferred to the applicable Receivables Holder in connection with the applicable Transfer, as described in Section 3.1 hereof, number, execute and deliver to the applicable
   -----------
Receivables Holder (with a copy to the Originator) one or more certifications (each, a "Custodian Certification") in the form attached
                         -----------------------
hereto as Exhibit A.  Upon issuance of a Custodian Certification with
          ---------
respect to any Transfer, the Custodian Certification relating to such Receivable previously delivered shall be deemed and marked cancelled with respect to such Receivable.

          Section 3.3.  Release of Receivables Files.  From time to time
                        ----------------------------
and as provided in the Sale and Servicing Agreement, Custodian is hereby authorized, upon written request of Servicer (with the approval of the Indenture Trustee, which approval shall not be unreasonably withheld) in the form annexed hereto as Exhibit B, to release to the Servicer the
                           ---------
Receivables File related to any Receivable or the specific documents identified in such request to the Servicer. All documents so released to the Servicer shall be held by it in trust for the benefit of the Indenture Trustee (for the benefit of the Noteholders and, to the extent set forth in the Indenture and the Sale and Servicing Agreement, the Certificateholders).

Servicer shall return the Receivables File, or such other documents which have been released to Servicer, to Custodian when Servicer's need therefor in connection with a foreclosure, modification, termination or repossession no longer exists, unless the Receivable shall be satisfied in full or liquidated, in which case, upon receipt of a certification to such effect from Servicer to Custodian in the form annexed hereto as Exhibit B, the
                                                         ---------
related Receivables File shall be released by Custodian to Servicer, and Custodian shall thereupon reflect any such liquidation on the related Receivable. Pursuant to Section 4.07 of the Sale and Servicing Agreement,
(i) the Servicer shall return a Receivables File released to it within five
(5) Business Days of such release and (ii) if such Receivables File has not been returned to the Custodian within such five (5) Business Day period, the Servicer shall repurchase the related Receivable.

          Notwithstanding anything herein or in any other Basic Document to the contrary, (i) the Servicer shall return any Receivables File released to it in connection with a modification of a Receivable to the Custodian on the same day such file is released and (ii) the Custodian shall not release a Receivables File to the Servicer in connection with a modification of a Receivable if, after giving effect to the release of such Receivables File, the aggregate Principal Balance of all Receivables having released Receivables Files in connection with modifications exceeds $500,000.

          Section 3.4.  Purchase; Payment In Full.  Upon the purchase of
                        -------------------------
any Receivable pursuant to Section 3.02, 3.05 or 4.07 of the Sale and Servicing Agreement or Section 6.02 of the Purchase Agreement, or upon the payment in full of any Receivable, which shall be evidenced by Custodian's receipt of the request for release in the form annexed hereto as Exhibit B,
                                                                 ---------
Custodian shall promptly release the related Receivables File to Servicer and the security interest in such Receivable and related Receivables File granted by the Trust to the Indenture Trustee pursuant to the Indenture shall terminate without any further action by the Custodian, the Originator, the Seller or Indenture Trustee.

          Section 3.5.  Other Duties of Custodian.  The Custodian shall
                        -------------------------
have and perform the other following powers and duties:

          (a)  Safekeeping.  To segregate the Receivables and Receivables
               -----------
     Files from all other receivables and installment sale contracts and similar records in its possession, to identify the Receivables Files as being held and to hold the Receivables Files for and on behalf of the Receivables Holders (which, on and after the Closing Date and after completion of the Transfers described in Section 3.1, shall be
                                                    -----------
     the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as their interests may appear), to maintain accurate records pertaining to each Contract and Receivable in the Receivables Files, to provide monthly a list of all Receivable Files held by it, together with a current exception report, and to provide such information as is necessary to enable the Servicer to deliver the reports and notifications required by Section 4.09 of the Sale and Servicing Agreement. Custodian will promptly report to the Indenture Trustee any failure on its part to hold the Receivables Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b)  Administration; Reports.  In general, to attend to all non-
               -----------------------
     discretionary details in connection with maintaining custody of the Receivables Files on behalf of the Receivables Holders as may be expressly provided herein or as may be required or customary for a custodian or bailee. In addition, Custodian shall assist the Indenture Trustee and the Servicer (at Servicer's cost) generally in the preparation of reports to holders or to regulatory bodies to the extent necessitated by Custodian's custody of the Receivables Files.

          Section 3.6.  Access to Records.  Custodian shall permit the
                        -----------------
Indenture Trustee and its duly authorized agents, attorneys or auditors and those Persons permitted access pursuant to Section 4.12 of the Sale and Servicing Agreement to inspect the Receivables Files and the books and records maintained by the Custodian pursuant hereto at such reasonable times as they may reasonably request, subject only to compliance with the terms of the Sale and Servicing Agreement.

          Section 3.7.  Instructions; Authority to Act.  The Custodian
                        ------------------------------
shall be deemed to have received proper instructions with respect to the Receivables Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee and may conclusively rely on such instructions. In addition, the Custodian may conclusively rely upon any release request delivered to it in the form attached as Exhibit B
                                                            ---------
hereto duly executed by an authorized officer of the Servicer as set forth on Annex 1 to Exhibit B and, if required by the terms thereof, by the Indenture Trustee.

                                 ARTICLE IV

                   OWNERSHIP AND TRANSFER OF RECEIVABLES

          Section 4.1.  Transfer of Receivables.  The transfer of
                        -----------------------
Receivables in connection with any Transfer shall occur in the following manner:

               (i) Custodian shall, promptly upon receiving a Transfer Certificate relating to the transfer of Receivables pursuant to a
     Transfer:

                    (a) determine whether each document in the Receivables File listed in Section 2.04 of the Purchase Agreement and Section
          3.03 of the Sale and Servicing Agreement with respect to each Receivable listed on the Receivable Schedule has been delivered to Custodian, and whether Custodian is able to deliver a Custodian Certification;

                    (b) promptly advise the applicable Receivables Holder, the Indenture Trustee, the Originator, the Seller and each of the Rating Agencies by telephone or by facsimile transmission if it determines that any document referred to in (a) above has not been so delivered and take no further action under this Section
                                                                  -------
          4.1 until it determines that such documents have been so
          ---
          delivered;

                    (c) upon determining that such documents have been so delivered, Custodian shall issue and deliver to applicable Receivables Holder the Custodian Certification in accordance with Sections 3.1 and 3.2 of this Agreement; and
          ------------     ---

                (ii) Custodian shall hold the Receivables Files for each Receivables Holder subject to satisfaction of the conditions precedent with respect to the applicable Transfer.

          Section 4.2.  Substitution and Purchase of Receivables.  The
                        ----------------------------------------
purchase of Receivables pursuant to Section 6.02 of the Purchase Agreement and Section 3.02, Section 3.05(b) or Section 4.07 of the Sale and Servicing Agreement shall occur in the following manner:

                 (i) On or before the date of such purchase, the Servicer shall send the Indenture Trustee notice, with a copy to Custodian, indicating the Receivables to be purchased and the aggregate purchase prices to be paid on such date.

                (ii) Upon receiving written confirmation in the form annexed hereto as Exhibit B, from the Seller and the Trust that they
                       ---------
     have received the applicable Purchase Amount, Custodian shall return to the applicable party (as identified to the Custodian by the Indenture Trustee) Receivables Files related to the Receivables purchased on such date.

          Section 4.3.  No Service Charge for Transfer of Receivables.  No
                        ---------------------------------------------
service charge shall be made for any transfer of Receivables, but Custodian may require payment from the Servicer of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of Receivables.

          Section 4.4.  Defeasance.  When a Receivable is purchased by the
                        ----------
Servicer, the Seller or the Originator pursuant to the terms of the Purchase Agreement and the Sale and Servicing Agreement, the applicable Receivables Holder's interest in such Receivable and all Collateral with respect to such Receivable shall terminate, such Receivable and related Collateral shall revert to the Originator and the Receivables Holder's rights, title and interest therein shall cease, and the Indenture Trustee shall execute such instruments acknowledging termination and discharge of such pledge and security interest as are required by applicable law.

                                 ARTICLE V

                                 CUSTODIAN

          Section 5.1.  Representations, Warranties and Covenants of
                        --------------------------------------------
Custodian.  Custodian hereby represents and warrants to, and covenants
- ---------
with, the Originator, the Seller, the Servicer, the Trust and the Indenture Trustee, that as of the date of each Custodian Certification:

                  (i) Custodian is duly organized, validly existing and in good standing under the laws of the United States;

                 (ii) Custodian has the full power and authority to hold each Receivable, to hold title to the Receivables as custodian on behalf of the Receivables Holders, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                (iii) Neither the execution and delivery of this Agreement, the delivery of Receivables to Custodian, the issuance of the Custodian Certifications, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Custodian's charter or bylaws or any agreement or instrument to which Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Custodian or its property is subject; except that no representation or warranty is made as to compliance with laws and regulations, other than those of the United States and the State of Illinois, relating to qualifications, licensure or regulation of custodians of receivables originated in states other than Illinois;

                 (iv) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (v) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened, which if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;

                 (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Custodian of or compliance by Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby; except that no representation or warranty is made as to consents, approvals, authorizations or orders of any courts or governmental agencies or bodies, other than those of the United States and the State of Illinois, relating to qualifications, licensure or regulation of custodians of receivables originated in states other than Illinois;

                (vii) Upon written request of the Indenture Trustee, Custodian shall take such steps as requested by the Indenture Trustee to protect or maintain any interest in any Receivable; and

                    (viii) The Custodian has not been notified by any party other than the Originator, the Seller, the Trust and the Indenture Trustee that any such third party claims an interest in the Receivables or the Receivables Files or is any such party requesting the Custodian to act as a bailee with respect to the Receivables or the Receivables Files.

          Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, perfection, genuineness or prior recorded status of any of the documents contained in each Receivables File or the collectability, insurability, effectiveness or suitability of any Receivable.

          Section 5.2.  Charges and Expenses.  The Seller will pay all fees
                        --------------------
of Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time between the parties hereto and Custodian, including fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that (i) Custodian shall in no event acquire any lien upon any Receivable deposited under this Agreement or the Purchase Agreement or the Sale and Servicing Agreement, or any claim against any Receivables Holder by reason of the failure of the Seller to pay any of such charges or expenses and (ii) in the event the Seller fails to pay the fees and expenses of Custodian as set forth in such written agreements, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless the Seller or another Person has made adequate provision for payment of Custodian's fees and expenses. The Seller shall indemnify the Custodian against payment of any documentary stamp taxes, intangible taxes and other similar taxes, penalties and interest incurred in connection with the Receivables and the transactions contemplated hereby.

          Section 5.3.  No Adverse Interests.  Custodian covenants and
                        --------------------
warrants to the Originator, the Seller, the Servicer, the Trust and the Indenture Trustee, that as of the date of each Custodian Certification:
(i) it holds no adverse interest, by way of security or otherwise, in any Receivable; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of Custodian in or to any Receivable, other than Custodian's rights as custodian hereunder.

          Section 5.4.  Inspections.  Upon reasonable prior written notice
                        -----------
to Custodian, the Servicer, the Seller, the Indenture Trustee and such Person's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Receivables.

          Section 5.5.  Insurance.  Custodian shall, at its own expense,
                        ---------
maintain at all times during the existence of this Agreement and keep in full force and effect, (1) fidelity insurance, (2) theft of documents insurance, and (3) forgery insurance subject to deductibles, all as is customary for amounts and with insurance companies reasonably acceptable to the Servicer and the Indenture Trustee. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Servicer or the Indenture Trustee, upon request, containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by registered mail, of 10 days advance notice thereof.

          Section 5.6.  Limitation of Liability.  Custodian assumes no
                        -----------------------
obligation, and shall be subject to no liability, under this Agreement, except for its negligence or willful misconduct in the performance of the obligations and duties as are specifically set forth herein. Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may rely and shall be protected in acting upon any written notice, order, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          Section 5.7.  Indemnification.  Servicer agrees to indemnify
                        ---------------
Custodian against, and to hold it harmless from, any liabilities, and any related out-of-pocket expenses, which it may incur in connection with this Agreement, the Sale and Servicing Agreement, the Purchase Agreement or the Custodian Certifications, other than any liabilities and expenses arising out of Custodian's negligence or willful misconduct. The Custodian agrees to indemnify, defend and hold harmless the Indenture Trustee against any liability to Noteholders and/or Certificateholders arising out of the negligence or willful misconduct of the Custodian (a) in the preparation or execution of any Custodian Certification or (b) resulting in the loss of Receivables Files in the custody of the Custodian. This indemnity shall include indemnification as to reasonable attorneys' fees and costs, whether or not suit be brought, and including such fees and costs on appeal. The Indenture Trustee shall give prompt written notice to the Custodian of any claim for which indemnity is or may be sought and shall afford to the Custodian the opportunity to defend such claim.

          Section 5.8.  Further Rights of Custodian.  If the Custodian is
                        ---------------------------
at any time uncertain of its obligations hereunder, the Custodian, upon prior written notice to the Indenture Trustee, the Originator, the Seller and the Servicer, may refrain from taking any action with respect to such matter until such uncertainty is removed. If conflicting demands are made on the Custodian with respect to any matter, the Indenture Trustee's demand shall control, except during the period prior to the issuance of the Trustee's Custodian Certification pursuant to Section 3.1 hereof, when the
                                              -----------
applicable Receivables Holder's demand shall control and the Custodian shall have the right to rely on such controlling demand. The Custodian shall have the right in any such case to interplead any or all of the documents contained in the Receivables Files in a court of competent jurisdiction and, upon delivery thereof, shall have no further obligations thereunder with respect to such documents.

          (b) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant or obligation of the Custodian shall be implied with respect to this Agreement or the Custodian's service hereunder. Without limiting the generality of the foregoing statement, except as specifically required herein, the Custodian shall be under no obligation to inspect, review or examine the Receivables Files to determine that the contents thereof are complete, genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or filed in required offices or that they are other than what they purport to be on their face.

          (c) No provision of this Agreement shall require the Custodian to spend or risk its own funds or otherwise incur financial liability in performance of its duties under this Agreement unless, pursuant to Section
5.2 hereof, adequate provision has been made for the reimbursement of the Custodian's expenses hereunder.

                                 ARTICLE VI

                          MISCELLANEOUS PROVISIONS

          Section 6.1.  Amendment.  This Agreement may be amended from time
                        ---------
to time by Custodian, the Originator, the Seller, the Servicer, the Trust and the Indenture Trustee by written agreement signed by such parties and upon satisfaction of the Rating Agency Condition.

          SECTION 6.2.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED
                        -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING AGREEMENTS MADE AND TO BE PERFORMED THEREIN, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 6.3.  Notices.  All demands, notices and communication
                        -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Originator, Caterpillar Financial Services Corporation, 3322 West End Avenue, Nashville, Tennessee 37203-1071, (ii) in the case of the Seller, Caterpillar Financial Funding Corporation, Greenview Plaza, 2950 Flamingo Road, Suite E, Las Vegas, Nevada 89121, (iii) in the case of the Trust, c/o Chemical Bank Delaware, as Owner Trustee, 1201 Market Street, Wilmington, Delaware 19801, (iv) in the case of the Indenture Trustee, The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670-0126, (v) in the case of the Custodian, The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670-0126, and (vi) in the case of the Rating Agencies, at their respective addresses set forth in the Sale and Servicing Agreement, and, in each such case, at such other addresses as may hereafter be furnished to each party hereto in writing.

          Section 6.4.  Severability of Provisions.  If any one or more of
                        --------------------------
the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

          Section 6.5.  No Partnership.  Nothing herein contained shall be
                        --------------
deemed or construed to create a co-partnership or joint venture between Custodian and the other parties hereto.

          Section 6.6.  Termination of Agreement.  This Agreement shall be
                        ------------------------
terminated upon termination of the Sale and Servicing Agreement or at the option of Indenture Trustee on 30 days written notice to Custodian, the Seller, the Trust and the Originator. Concurrently with, or as soon as practicable after, the termination of this Agreement, Custodian shall redeliver the Receivables Files to the Indenture Trustee at such place as the Indenture Trustee may reasonably designate and until such redelivery, Custodian shall hold such Receivables Files in its sole custody and control as custodian for and bailee of the Indenture Trustee (for the benefit of the Noteholders and, to the extent set forth in the Sale and Servicing Agreement, the Certificateholders). In connection with the administration of this Agreement, Custodian and the Indenture Trustee may agree from time to time upon the interpretation of the provisions of this Agreement, as such interpretation may in their opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

          Section 6.7.  Counterparts.  This Agreement may be executed
                        ------------
simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 6.8.  Assignment.  No party hereto shall sell, pledge,
                        ----------
assign or otherwise transfer this Agreement without the prior written consent of the other parties hereto and satisfaction of the Rating Agency Condition.

          Section 6.9.  Headings.  Section headings are for reference
                        --------
purposes only and shall not be construed as a part of this Agreement.

          Section 6.10.  Advice of Counsel.  Custodian shall be entitled to
                         -----------------
rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of application federal or state law. This paragraph shall not negate Custodian's obligations under Section 5.7.

          Section 6.11.  No Petition.  Custodian, by entering into this
                         -----------
Agreement, hereby covenants and agrees that it will not at any time institute against the Seller or the Trust, or join in any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

          Section 6.12.  Resignation of Custodian.  (a) The Custodian may
                         ------------------------
at any time resign and terminate its obligations under this Agreement upon at least 90 days' prior written notice to the Servicer and the Indenture Trustee. The Custodian may be removed at any time at the written request of the Indenture Trustee. In the event of such resignation or removal, the Indenture Trustee shall appoint a successor custodian acceptable to the Servicer, which appointment must satisfy the Rating Agency Condition. If the Servicer fails to appoint a successor custodian within 30 days, the Indenture Trustee shall appoint a successor custodian. In no event shall the resignation of the Custodian be effective until a successor custodian is duly appointed hereunder. One original counterpart of such instrument of appointment shall be delivered to each of the Servicer, the Custodian and the successor custodian. The Servicer shall notify the Rating Agencies of any such resignation or removal and the appointment of a successor custodian.

               (b) In the event of any resignation, the Custodian shall promptly transfer to the successor custodian (or to the Indenture Trustee if no successor custodian has been appointed) all of the Receivables (including the Receivables Files) in its possession under this Agreement and take such other action as may be requested by the Indenture Trustee to effect the transfer of the Custodian's Receivables Files to the successor custodian, which shall provide a written receipt for all such transferred documents and instruments. On completion of such transfer, the Custodian shall be relieved of all further responsibilities and obligations hereunder.

          Section 6.13.  Limitation of Liability of Indenture Trustee and
                         ------------------------------------------------
Owner Trustee.  (a) Notwithstanding anything contained herein to the
- -------------
contrary, this Agreement has been executed by The First National Bank of Chicago, not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall The First National Bank of Chicago in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          (b) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chemical Bank Delaware, not in its individual capacity but solely as Owner Trustee, and in no event shall Chemical Bank Delaware have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        Originator
                                        ----------

                                        CATERPILLAR FINANCIAL
                                          SERVICES CORPORATION,


                                        By  /s/ Ali Bahaj
                                           ----------------------
                                          Name: Ali Bahaj
                                          Title:   Vice President


                                        Servicer
                                        --------

                                        CATERPILLAR FINANCIAL
                                          SERVICES CORPORATION,
                                        as Servicer


                                        By  /s/ Ali Bahaj
                                           ----------------------
                                          Name: Ali Bahaj
                                          Title:   Vice President


                                        Seller
                                        ------

                                        CATERPILLAR FINANCIAL
                                        FUNDING CORPORATION


                                        By  /s/ Frank C. Carder
                                           ----------------------
                                          Name: Frank C. Carder
                                          Title:   Vice President

                                        CATERPILLAR FINANCIAL
                                          ASSET TRUST 1996-A,

                                        Chemical Bank Delaware, not in its
                                          individual capacity but solely as
                                          Owner Trustee under the Trust
                                          Agreement


                                        By  /s/ John J. Cashin
                                           ----------------------
                                          Name: John J. Cashin
                                          Title:   Senior Trust Officer


                                        INDENTURE TRUSTEE
                                        -----------------

                                        THE FIRST NATIONAL BANK  OF
                                        CHICAGO,
                                        as Indenture Trustee


                                        By  /s/ Barbara G. Grosse
                                           ----------------------
                                          Name: Barbara G. Grosse
                                          Title:   Assistant Vice
                                                   President
                                                   and Assistant Secretary



                                        CUSTODIAN
                                        ---------

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO,
                                        as Custodian


                                        By  /s/ Barbara G. Grosse
                                           ----------------------
                                          Name: Barbara G. Grosse
                                          Title:   Assistant Vice
                                                   President
                                                   and Assistant Secretary

                                                                  EXHIBIT A
                                                                  ---------


                          CUSTODIAN CERTIFICATION

                                        Certification No._____

                                May 1, 1996


To:  [SELLER]
     [TRUST]
     [INDENTURE TRUSTEE]


          Re:  Custodial Agreement, dated as of May 1, 1996 (the "Custodial
                                                                  ---------
               Agreement"), by and among Caterpillar Financial Services
               ---------
               Corporation (the "Originator"), Caterpillar Financial Services Corporation, as Servicer (the "Servicer"), Caterpillar Financial Funding Corporation (the "Seller"), Caterpillar Financial Asset Trust 1996-A (the "Trust"), The First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee") and The First National Bank of Chicago, as Custodian (the "Custodian")

Gentlemen:

          In accordance with the provisions of Section 3.2 of the above-
                                               -----------
referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received all of the items listed in Section 3.1 of
                                                          -----------
the Custodial Agreement with respect to each Receivable identified on the Receivable Schedule (the "Receivable Schedule") attached hereto dated as of May 1, 1996. The undersigned, as Custodian, confirms that the Receivable number in each Receivables File conforms to the respective Receivable number listed on the Receivable Schedule. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodial Agreement.

          Custodian further certifies that as to each Receivable, Custodian holds the Receivable in its name as custodian for the benefit of [the Seller] [the Trust] [the Indenture Trustee], without written notice (a) of any adverse claims, liens or encumbrances, (b) that any Receivable was overdue or has been dishonored, (c) of evidence on the face of any Receivable or other document in the Receivables File of any security interest therein, or (d) of any defense against or claim to the Receivable by any other party.

          Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, genuineness or prior recorded status of any of the documents contained in each Receivables File or the collectability, insurability, effectiveness or suitability of any Receivable.

          Custodian confirms that it holds each Receivable and the other documents in the related Receivables File for the benefit of [the Seller][the Trust][the Indenture Trustee]. Custodian hereby acknowledges and agrees that it is holding such Receivables now and hereafter, from time to time, in its custody or control as bailee for the [the Seller][the Trust][the Indenture Trustee], if the transfer of Receivables is deemed not to be an absolute transfer of such Receivables, subject to the continuing pledge and security interest granted by [Originator][the Seller][the Trust] to [the Seller][the Trust][the Indenture Trustee] under the [Purchase Agreement] [Sale and Servicing Agreement][Indenture].

          Upon repurchase or substitution of the Receivables to which this Custodian Certification relates and payment of the applicable repurchase price, the Receivables to which this Custodian Certification relates shall be returned and released by Custodian to [the Seller][the Trust][the Indenture Trustee], and this Custodian Certification shall be and be deemed to be canceled by Custodian and of no force and effect.

                              ________________________
                                ________________,
                                as Custodian


                              By_______________________
                                Name:
                                Title:

                                                                  EXHIBIT B
                                                                  ---------


                      REQUEST FOR RELEASE OF DOCUMENTS

                                   [DATE]


To:       [Custodian]

          Re: Custodial Agreement, dated as of May 1, 1996, by and among Caterpillar Financial Services Corporation (the "Originator"), Caterpillar Financial Services Corporation, as Servicer (the "Servicer"), Caterpillar Financial Funding Corporation (the "Seller"), Caterpillar Financial Asset Trust 1996-A (the "Trust"), The First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee") and The First National Bank of Chicago, as Custodian ("Custodian")

          In connection with the administration of the Receivables held by you as Custodian under the above-referenced Custodial Agreement, [_________], on behalf of [________], requests the release, and acknowledges receipt, of the following for the Receivable described below, for the reason indicated:

A.   Documents Released
     ------------------

     _____ 1a. Installment Sale Contract     b.   Principal Balance
                                                                    ------
     _____ 2.  Other documents:_______________________
               _______________________________________
               _______________________________________
               _______________________________________

B.   Obligor's Name, Address & Zip Code:
     ----------------------------------


C.   Receivable Number:
     -----------------


D.   Reason for Requesting Documents (check one)
     -------------------------------

     _____ 1.  Receivable Paid in Full.

     _____ 2. Receivable Repurchased Pursuant to the Purchase Agreement and/or the Sale and Servicing Agreement.

     _____ 3.  Receivable Liquidated.

     _____ 4.  Receivable in Foreclosure or Repossession Proceedings.

     _____ 5.  Receivable to be modified or extended.

                    If box 1, 2 or 3 above is checked, and if all or part of Receivables File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Receivable. If box 1,2 or 3 is checked, evidence of receipt of payment by the Indenture Trustee is required prior to release.

                    If box 4 or 5 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                    If box 5 above is checked, after giving effect to such release, the aggregate Principal Balance of all Receivables released in connection with modifications and extensions shall not exceed $500,000. In addition, upon return of the Receivables File, we are deemed to certify that the Receivables File as returned contains the related Receivable as so modified and extended.

                    If box 1, 2 or 3 above is checked, this request is only valid if also executed by the Seller and the Indenture Trustee.

          Documents released hereby in connection with a modification or extension must be returned to the Custodian on the same Business Day of release.

                              CATERPILLAR FINANCIAL
                                SERVICES CORPORATION,
                               as Servicer



                              By__________________________
                                Name:
                                Title:
                                Date:


                              [__________________________]



                              By__________________________
                                Name:
                                Title:
                                Date:

Documents returned to Custodian:

_________________________________________
  as Custodian


By____________________________
  Name:
  Title:
  Date:

                                                                    Annex 1



                      Authorized Officers of Servicer

                                                                  EXHIBIT C

                            Transfer Certificate
                            --------------------


                                             May [__], 1996

The First National Bank of Chicago,
  as Custodian under the
  Custodial Agreement (defined below)
One First National Plaza
Chicago, Illinois  60670-0126

          Re: Custodial Agreement, dated as of May 1, 1996 (the "Custodial Agreement"), by and among Caterpillar Financial Services Corporation (the "Originator"), Caterpillar Financial Services Corporation, as Servicer (the "Servicer"), Caterpillar Financial Funding Corporation (the "Seller"), Caterpillar Financial Asset Trust 1996-A (the "Trust"), The First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee") and The First National Bank of Chicago as Custodian ("Custodian")

To whom it may concern:

          Pursuant to Section 3.1 of the above-referenced Custodial Agreement (capitalized terms used herein but not otherwise defined shall have the same meanings assigned to such terms in the Custodial Agreement), we hereby advise you of the Transfer by the undersigned to [the Seller][the Trust][the Indenture Trustee] of the Receivables identified on the Receivable Schedule[s] attached [hereto] [to the [Seller's Custodian Certification [to the Trust's Custodian Certification] with respect to the undersigned which we are delivering to you for cancellation]. You are instructed to deliver to [the Seller][the Trust][the Indenture Trustee] a [Seller's] [Trust's] [Trustee's] Custodian Certification acknowledging such transfer of these Receivables.

                              Very truly yours,

                              [________________________________]


                              By________________________________
                                Name:
                                Title:



                                    C-1